Filed pursuant to 497(k)
File Nos. 033-68666 and 811-08004

AMG FUNDS IV

AMG River Road Long-Short Fund

Supplement dated August 13, 2021 to the Summary Prospectus, dated February 1, 2021

The following information supplements and supersedes any information to the contrary relating to AMG River Road Long-Short Fund (the “Fund”), a series of AMG Funds IV (the “Trust”), contained in the Fund’s Summary Prospectus (the “Summary Prospectus”), dated as noted above.

At a special meeting held on August 12, 2021, shareholders of the Fund approved: (i) a change to the Fund’s fundamental investment objective; (ii) the redesignation of the Fund’s fundamental investment objective as non-fundamental; (iii) the amendment of the Fund’s fundamental investment restriction with respect to borrowing; and (iv) a modified “manager-of-managers” structure for the Fund.

Effective as of August 16, 2021 (the “Implementation Date”): (i) the Fund will change its name from AMG River Road Long-Short Fund to AMG River Road International Value Equity Fund; (ii) the Fund will change its principal investment strategies, resulting in changes to its principal risks; and (iii) the Fund will replace its primary benchmark index with the MSCI EAFE Index and replace its secondary benchmark index with the MSCI EAFE Value Index.

Also effective as of the Implementation Date, the following fee changes for the Fund will take effect and will result in the overall reduction of the Fund’s net expenses ratios as compared with the Fund’s current fee structure: (i) the management fee for the Fund will be reduced from 0.85% to 0.53%; (ii) the Fund’s existing contractual expense limitation agreement with AMG Funds LLC (“AMGF”) will be replaced with a new contractual expense limitation agreement with AMGF pursuant to which AMGF will agree, through at least March 1, 2023, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.73% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances; and (iii) the shareholder servicing fee waivers in place for Class N and Class I shares will be eliminated and the amount of shareholder servicing fees each of Class I and Class N shares of the Fund are authorized to pay to financial intermediaries will be decreased from 0.15% to 0.05%. AMGF pays a portion of the management fee to the Fund’s subadviser for its services.

The disposition of Fund securities in connection with the transition of the Fund’s investment objective and strategies is expected to cause the Fund to realize taxable income for U.S. federal income tax purposes. The Fund intends to make a special distribution to shareholders of all or a portion of such income and any other undistributed income for the current taxable year. This distribution will be taxable to shareholders who hold their shares in a taxable account. See “Certain Federal Income Tax Information” in the Fund’s Prospectus for further information.

In addition, effective as of the Implementation Date, the Summary Prospectus is amended as follows:

All references to AMG River Road Long-Short Fund are replaced with AMG River Road International Value Equity Fund.

The section titled “Investment Objective” on page 1 is deleted and replaced with the following:

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

The sections titled “Fees and Expenses of the Fund” and “Expense Example” on page 1 are deleted and replaced with the following:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I	Class Z
Management Fee[1]	0.53%	0.53%	0.53%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[1]	0.73%	0.73%	0.68%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses[2]	1.53%	1.28%	1.23%

Fee Waiver and Expense Reimbursements[3]	(0.48)%	(0.48)%	(0.48)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2,3]	1.05%	0.80%	0.75%

[1]	Expense information has been restated to reflect current fees.
[2]

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.

[3]

AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2023, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.73% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through March 1, 2023. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$107	$411	$765	$1,761
Class I	$82	$333	$632	$1,481
Class Z	$77	$318	$605	$1,424

The section titled “Principal Investment Strategies” beginning on page 1 is deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in equity and equity equivalent securities of non-U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and equity equivalent securities. Equity and equity equivalent securities include, but are not limited to, common stock, convertible securities, preferred securities, real estate investment trusts (“REITs”), and publicly traded partnerships (“PTPs”), including, but not limited to, master limited partnerships (“MLPs”). In addition, under normal circumstances, the Fund invests at least 40% (or if conditions are not favorable, in the view of River Road, at least 30%) of its net assets in investments economically tied to countries other than the U.S., and the Fund will hold investments economically tied to a minimum of three countries other than the U.S. The Fund considers an investment to be economically tied to a country other than the U.S. if it provides investment exposure to a non-U.S. issuer. The Fund considers a company to be a non-U.S. issuer if (i) it is organized outside the U.S. or maintains a principal place of business outside the U.S., (ii) its securities are traded principally outside the U.S., or (iii) during its most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed outside the U.S. or it has at least 50% of its assets outside the U.S. The Fund may invest in securities of issuers located in any country, including developed and emerging market countries, directly and through depositary receipts. The Fund may invest up to 20% of its net assets in emerging market countries.

The Fund invests primarily in securities that River Road Asset Management, LLC, the subadviser to the Fund (“River Road” or the “Subadviser”), believes are undervalued. Value investing involves buying stocks that River Road believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth.

The Subadviser’s investment philosophy is based upon its proprietary Absolute Value® approach, which seeks to generate attractive, sustainable, low volatility returns over the long term, with an emphasis on minimizing downside portfolio risk.

The Subadviser builds the Fund’s portfolio from the bottom up, making security-specific research central to the Subadviser’s process. At the core of the Subadviser’s Absolute Value® approach is a systematic method for assessing the ‘risk-to-reward’ characteristics of an investment. The goal of the research process is to formulate two outputs from which an investment decision is made – conviction rating (risk) and discount to value (reward). A stock’s conviction rating combined with its discount to value determine not only whether the stock qualifies for investment, but also what portion of the Fund’s assets will be invested in the stock.

The Subadviser employs a balanced approach to diversification and a structured sell discipline that seeks to reduce portfolio volatility and the risk of permanent loss of capital.

Under normal conditions, the Fund intends to invest its assets in equity securities of a limited number of securities or issuers.

The section titled “Principal Risks” beginning on page 2 is revised remove “Short Sales Risk,” “Sector Risk,” “Derivatives Risk,” “Exchange-Traded Fund Risk,” “High Cash Balance Risk,” and “Non-Diversified Fund Risk” as principal risks of the Fund and to add the following as principal risks of the Fund:

Emerging Markets Risk—investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility. Such additional risks include the risk that markets in emerging market countries are typically less developed and less liquid than markets in developed countries and such markets are subjected to increased economic, political, or regulatory uncertainties.

Focused Investment Risk—to the extent the Fund invests a substantial portion of its assets in a relatively small number of securities or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, it generally will be subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of the Fund would be more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector.

Large-Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small-or mid-capitalization companies.

Also with respect to the section titled “Principal Risks” beginning on page 2, the principal risks shall appear in the following order: Market Risk; Foreign Investment Risk; Currency Risk; Management Risk; Value Stock Risk; Convertible Securities Risk; Emerging Markets Risk; Focused Investment Risk; High Portfolio Turnover Risk; Large-Capitalization Stock Risk; Liquidity Risk; Master Limited Partnership Risk; PTP Risk; Real Estate Industry Risk; and Small- and Mid-Capitalization Stock Risk.

The section titled “Performance” on page 4 is revised to reflect that, as of the Implementation Date, the Fund changed its name to “AMG River Road International Value Equity Fund,” adopted its current investment strategies and began comparing its performance to the MSCI EAFE Index and MSCI EAFE Value Index. The Fund’s performance information for periods prior to that date reflects the Fund’s investment strategy that was in effect at that time and may have been different had the Fund’s current investment strategy been in effect.

The Average Annual Total Returns table in the section titled “Performance” on page 4 is supplemented with the following information for the MSCI EAFE Index and MSCI EAFE Value Index, which replaced the Russell 3000® Index and 50% Russell 3000® Index/50% ICE BofAML 0-3 Month US Treasury Bill Index as the Fund’s primary and secondary benchmarks, respectively, on the Implementation Date because the Investment Manager and Subadviser believe the new benchmarks are more representative of the Fund’s current investment strategies.

Average Annual Total Returns as of 12/31/20

AMG River Road International Value Equity Fund	1 Year	5 Years	Since Inception
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	7.82%	7.45%	4.71%[1]
MSCI EAFE Value Index (reflects no deduction for fees, expenses or taxes)	-2.63%	4.20%	2.41%[1]
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	7.82%	7.45%	6.21%[2]
MSCI EAFE Value Index (reflects no deduction for fees, expenses or taxes)	-2.63%	4.20%	3.57%[2]
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	7.82%	7.45%	5.28%[3]
MSCI EAFE Value Index (reflects no deduction for fees, expenses or taxes)	-2.63%	4.20%	-0.17%[3]

[1]	Index performance shown reflects performance since the inception date of the Fund’s Class N shares on May 4, 2011.
[2]	Index performance shown reflects performance since the inception date of the Fund’s Class I shares on March 4, 2013.
[3]	Index performance shown reflects performance since the inception date of the Fund’s Class Z shares on September 29, 2017.

The section titled “Portfolio Management – Portfolio Managers” on page 4 is revised to reflect that Wenjun (William) Yang, CFA, Vice President and Portfolio Manager of River Road, and Jeffrey B. Hoskins, CFA, Associate Portfolio Manager and Senior ESG Specialist of River Road, have each been a Portfolio Manager of the Fund since the Implementation Date.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE